Thrivent Core International Equity Fund Investment Strategy - Thrivent Core International Equity Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Generally, at least 65% of the Fund’s net assets will be invested in equity securities of issuers in international developed market countries. Developed market countries are countries covered by the MSCI World ex-USA Index – USD Net Returns, an international developed markets equity index. The Fund primarily invests in the common stocks of mid- and large-capitalization companies represented in its benchmark, but may also invest in small-capitalization companies. The Fund may invest in securities denominated in various currencies. The Fund may also pursue its investment strategy by investing in derivatives such as futures contracts to either hedge its exposure or gain exposure to certain investments. Should Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change. In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings.